SUPPLEMENTAL AGREEMENT

This SUPPLEMENTAL AGREEMENT is made and entered into on September 14th, 2000.

BETWEEN:

          ALCATEL NETWORKS CORPORATION, a corporation incorporated under the laws of Canada, and having its main offices at 600 March Road, P.O. Box 13600, Kanata, Ontario, Canada K2K 2E6

          ("Alcatel")

AND:

          TELAXIS, a corporation incorporated under the laws of Massachusetts, having its main offices at 20 Industrial Drive East, South Deerfield, Massachusetts, U.S.A. 01373

          ("Telaxis")

          Collectively known as the "Parties"

WHEREAS:

A. Alcatel (formerly known as "Newbridge Networks Corporation") and Telaxis (formerly known as "Millitech Corporation") entered into a Reseller Agreement dated the 7th day of August, 1998 (the "Reseller Agreement"); and

B.   The  Parties  wish to  expand  and amend  their  existing  relationship  to
     encompass   Telaxis   participation   in  Alcatel's   Cross  Polarized  and
     Co-Polarized  product  lines,   including  product  development,   product
     improvements, and manufacturing.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties hereto agree as follows:

1.   Cross Polarized Product Line Development and Deliveries
------------------------------------------------------------

1.1 Telaxis shall deliver, at its discretion, approximately [****] units of Vendor Product from the remaining backlog in Alcatel Fiscal Q3 and Fiscal Q4, 2000 Q3/Q4-2000. The Vendor Product mix is set out in Table A below.


                    [****] Confidential Treatment Requested

Table A

-------------------------------------------------------
Bandplan       OTRU            OTU             ORU
-------------------------------------------------------
[****]         [****]          [****]          [****]
-------------------------------------------------------
[****]         [****]          [****]          [****]
------------------------------------------------------
[****]         [****]          [****]          [****]
-------------------------------------------------------
[****]         [****]          [****]          [****]
-------------------------------------------------------
[****]         [****]          [****]          [****]
-------------------------------------------------------
[****]         [****]          [****]          [****]
-------------------------------------------------------
TOTAL          [****]          [****]          [****]
-------------------------------------------------------

1.2 Delivery of the remaining approximately [****] units of Vendor Product in backlog will be deferred to Alcatel fiscal Q1 and fiscal Q2 - 2001, with the schedule of deliveries to be dispersed equally over the period of January 1, 2001 through to June 30, 2001, unless otherwise agreed to by the Parties.

1.3 Additional units of Vendor Product for delivery in 2000 and 2001 may be added as mutually agreed to by the Parties.

1.4 Pricing of the approximately [****] units of product as noted above shall be as follows:

                        OTRU    US$[***]
                        OTU     US$[***]
                        ORU     US$[***]

1.5 Alcatel shall pay to Telaxis the sum of US$[****] (US$[***]) over and above the unit pricing as noted in Section 1.4 above. The Parties agree that the additional sum reflects the increased costs of the amended production volume.

1.6  Alcatel shall pay the sum of US$[***] as stated in Section 1.4 as follows:

     a) The sum of $[***] shall be paid to Telaxis in Alcatel fiscal Q3 - 2000 upon shipment of the last unit of Vendor Product from Telaxis to Alcatel in Alcatel fiscal Q3 2000;

     b) The sum of $[***] shall be paid to Telaxis in Alcatel fiscal Q4 - 2000 upon successful completion by Telaxis of mutually agreeable Product Improvement Milestones as set out in Appendix A attached hereto:

     c) The sum of $[***] shall be paid to Telaxis in each of Alcatel fiscal Q4 - 2000 and Alcatel fiscal Q1 - 2001 upon accomplishment of mutually agreeable Product Compatibility Milestones establishing compatibility between the Telaxis Cross Polarized ODUs and the Alcatel NIU and as more particularly described in Appendix B attached hereto; and


                    [****] Confidential Treatment Requested

2.   Co-Polarized Product Line
------------------------------

2.1 Alcatel shall purchase the following minimum quantities of co-polarized products for delivery on or before December 31, 2000 as set out in Table B below.

Table B

----------------------------------------------------------
  Sept       Oct        Nov        Dec        Total 2000
----------------------------------------------------------
[****]       [****]     [****]     [****]        [****]
----------------------------------------------------------

2.2 In addition to the units set out in Table B, Alcatel shall purchase a minimum of [****] units of Vendor Product to be delivered on or before December 31, 2001. The [****] units of Vendor Product may be a combination of [****] and [****] products. Vendor Products delivered during the Alcatel fiscal year 2001 shall be at a nominal rate of [****] per month.

2.3 Purchases made pursuant to Section 2.1 and 2.2 above shall be conditional upon the Parties agreeing to mutually acceptable terms including, but not limited to, pricing, performance and quality.


3.   Product Improvement Concepts
---------------------------------

3.1 Telaxis agrees to arrange and conduct engineering discussions with Alcatel of potential product improvement and cost reduction concepts at quarterly intervals.


4.   New Product Development
----------------------------

4.1 The sum of $[****] shall be paid to Telaxis upon accomplishment of a successful Preliminary Design Review (PDR), and a further sum of $[****] will be paid to Telaxis upon accomplishment of a successful Critical Design Review (CDR) on a future BTS or CPE product to be determined by Alcatel. The PDR and CDR are more particularly described in Appendix B attached hereto.

5.   Terms
----------

5.1 Section 6.3 of the Reseller Agreement shall not apply to this Supplemental Agreement. In all other respects the terms and conditions contained in the Reseller Agreement shall be deemed to be incorporated into this Supplemental Agreement. In the event of conflict between the terms of the Reseller Agreement and this Agreement, the terms of this Agreement shall prevail.

                    [****] Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Alcatel Networks Corporation                 Telaxis

By:   /c/ Hubert de Pasquidoux           By:   /c/ Ransom Reynolds
      ------------------------                 ------------------------
Name: Hubert de Pasquidoux               Name: Ransom Reynolds

Title: Chief Executive Officer           Title: Sr. Vice President


-----------------------------------------------------------------------------------------------------------------------------
 Payment            OTU                                   [****]      [****]    [****]    [****]    [****]   [****]    [****]
-----------------------------------------------------------------------------------------------------------------------------
  [****]     Eng Analysis & Test                           3Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
   Upon      Develop [****] Tone Test Set
Completion   Develop [****] Tone Simulation Software
    of       ----------------------------------------------------------------------------------------------------------------
  [****]     Release specs                                 4Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
 Activity    [****] power [****] evaluation
             Linearizer test
             Test set manifold match improvement
             ----------------------------------------------------------------------------------------------------------------
             1st Board Spin into production [some risk to  4Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
             MS l level Gain Flatness - get as much as
             possible]
             DAC
             IF Amp
             Temp Sensor location
             Improved IF match to 2GHz
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 Payment            ORU                                   [****]      [****]    [****]    [****]    [****]   [****]    [****]
-----------------------------------------------------------------------------------------------------------------------------
   [****]    Eng Analysis & Test                           3Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
    Upon
 Completion  LNA evaluation and others
     of      ----------------------------------------------------------------------------------------------------------------
   [****]    Release specs                                 4Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
  Activity   1st Board Spin into production
             Move gain stages
             New LNA [on [****] + existing bands that
             use new MMIC]
             IF output VSWR improvement
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 Payment            OTRU                                  [****]      [****]    [****]    [****]    [****]   [****]    [****]
-----------------------------------------------------------------------------------------------------------------------------
   [****]    Xmtr [****] fix implemented for [****]        3Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
    Upon     Max IF input power [****]
 Completion  Inrush fix (all but [****])
     of      ----------------------------------------------------------------------------------------------------------------
   [****]    Release specs                                 4Q2000     1Q2001    2Q2001    2Q2001    3Q2001   3Q2001    3Q2001
  Activity   IF VSWR fix     (all below for [****])
             Rx RF image rejection - para 3.1.29([****]
             at greater than / equal to 200mhz - improved
             filter)
             Tx/Rx gain [****] fix (target [****])-
             validate approach
             Tx noise figure [****] improvement - confirm no
             issues with [****] degredation
             Rx noise figure [****] improvement
             Rx out of band [****] implementation
             ([****] first)
             Crossover fix (validate approach)
-----------------------------------------------------------------------------------------------------------------------------


                    [****] Confidential Treatment Requested

                                   APPENDIX B

                        PRODUCT COMPATIBILITY MILESTONES


To Be agreed to


                           PRELIMIMARY DESIGN REVIEW

PDR (Preliminary Design Review): Held at the point in the development at which the first theoretical concept design is available. This review usually consists of a "paper" design augmented with simulations and sometimes a limited amount of measured results.


                             CRITICAL DESIGN REVIEW

CDR (Critical Design Review) Held at the point in development at which most if not all of the sub-components have been built and tested for module level compliance with the specifications. Measured results are available on most parameters. Last point in the design cycle where the design may be revised before fully functional prototypes are fabricated.